ADVISORY RESEARCH STRATEGIC INCOME FUND (ADVNX)
A series of the Investment Managers Series Trust

Supplement Dated June 11, 2013
To the Prospectus Dated February 28, 2013

Notice to Existing and Prospective Shareholders of Advisory Research Strategic Income Fund (the “Fund”):

The following replaces the first table in the section entitled “Investment Advisor” on page 34 of the Prospectus:

Pursuant to the Advisory Agreement, the following table illustrates an annual contractual advisory fee to the Advisor for the services and facilities it provides, payable on a monthly basis.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
All Cap Value Fund	1.00%
International All Cap Value Fund	1.00%
International Small Cap Value Fund	1.00%
Global Value Fund	1.00%
Strategic Income Fund*	0.70%

*	Fund commenced operations on 12/31/12.

Please file this Supplement with your records.

1